MERRILL LYNCH
                                                                LATIN AMERICA
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                August 31, 1999

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of August 31, 1999

A map illustrating the following percentages:

MEXICO                40.8%
PANAMA                 0.9%
VENEZUELA              2.2%
COLOMBIA               3.0%
PERU                   2.6%
BRAZIL                40.8%
ARGENTINA              3.5%
CHILE                  4.8%

* Total may not equal 100%.

                         Merrill Lynch Latin America Fund, Inc., August 31, 1999

DEAR SHAREHOLDER

During the three-month period ended August 31, 1999, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were - 5.33%, - 5.63%, - 5.63% and - 5.43%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International
(MSCI) Latin America Free Index declined 6.21% and the unmanaged J.P. Morgan Latin Brady Bond Index declined 0.81% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index.) The Fund's outperformance is mainly attributable to stock selection in both Brazil and Mexico compared to their relative markets. Detrimental to relative performance was the Fund's overweight position in Colombia, the worst performer in the region, down 33.02% for the August quarter.

Investment Overview

Following the scorching rallies in previous quarters, the Latin American markets cooled during the three-month period ended August 31, 1999, with the MSCI Latin America Free Index declining 6.21%. We believe investor fund flows to Latin American equity and debt investments weakened, based on concerns about higher US interest rates and a heightened aversion to countries where risks, especially those related to debt funding, are deemed greater. Thus, the Argentine and Brazilian markets declined 4.90% and 9.73%, respectively. Both Argentina and Brazil have substantial and rising financing requirements.

As the end of the year gets closer, it appears to us that investors' avoidance of exposure to developing countries before the Year 2000 has been detrimental to the flow of liquidity to emerging markets. We believe the best preparation for possible Year 2000 problems is to remain invested in only the best-managed companies that have the most tradable stocks. We adhere to these selection criteria regardless of any Year 2000 issues. Gartner Group, an independent consultant that categorizes countries for potential failures in mission critical systems, has placed Chile in the same category as the United States for least-expected failures. Argentina, Brazil, Colombia, Mexico and Peru are ranked in the next category along with France, Germany and Japan.

We believe Latin America continues to face a challenging period ahead. The countries are still dependent on external capital and remain vulnerable to tighter global liquidity conditions. The region faces considerable political uncertainty in the next 18 months because of the presidential elections in Mexico, Chile and Argentina. However, we remain positive in the long-term potential of the Fund's investments. The lack of investor interest in public equities and fixed-income instruments in the region has created very attractive valuations. Furthermore, as was the case with the Brazilian devaluation, investors seem to be focusing extensively on short-term risks.

We believe recent developments have set the stage for stronger market performance in the coming months. Among these are small, incremental measures that over time may reduce expenditures and strengthen revenue collection. These include the passage of a fiscal administration law in Argentina and the start of social security reforms in Brazil. In addition, direct foreign investments, which are those of a longer term and strategic nature, have been growing in the region and have even accelerated into Brazil, despite its currency crisis and recession. We are optimistic that these positive fundamental changes will be reflected in the stronger performance of Latin America's capital markets.

While the trend toward global growth recovery has put upward pressure on US interest rates, its support to commodity prices has enabled natural resource stocks to move independently and appreciate. For example, Brazilian paper and pulp producer, Votorantim Celulose e Papel SA (VCP), whose stock has remained strong even through the normally slow summer months, has contributed positively to the Fund's performance during the August quarter. VCP has benefited from the 15% increase in prices since the beginning of the year. Current low inventories combined with higher operating rates have led to announcements of further price increases in the fall. Despite the improving fundamentals, VCP trades at a discount compared to US companies. We expect this discount to narrow as the perception of greater Brazilian risk dissipates.

Ultimately, sustained commodity price recovery will support the recovery of the Brazilian economy. One of our favorite stocks in Brazil is Companhia Brasileira de Distribuicao Grupo Pao de Acucar (CBD), the dominant supermarket and hypermarket operator in Brazil, whose sales have been growing despite the country's recession. The recent purchase by the French retailer, Casino Guichard-Perrachon SA, of a stake in CBD, highlights the long-term attraction of the consumer sector in Brazil and the solid position CBD holds within the industry. Furthermore, this acquisition injects cash into the company, enabling it to continue to grow through store openings and acquisitions, and to halve its debt and dramatically lower interest expense. This stock is another one of the stronger contributors to the Fund's performance during the August quarter.

In contrast to other markets in the region, Mexico has enjoyed a continual flow of positive news on the strength of its economic recovery. We favor Mexico's media sector and have an important exposure to it (8.4% of net assets) through our holdings in Grupo Televisa, SA and TV Azteca, SA de CV. We believe that the year 2000 will be a strong one for advertising spending related to Presidential campaigning, debates and other activities, and Olympic events whose TV commercial slots command a premium from sponsors. The absence of such major televised events in 1999 makes good year-to-year comparisons relatively easy to attain. Furthermore, Televisa's management is determined to improve pricing, so both companies are likely to benefit. We favor Televisa in particular because of its ongoing restructuring, which we expect to unlock value in some of its other media divisions: radio, music and publishing.

In Conclusion

During the last five years, emerging markets have performed poorly (declining 30%) while the US market surged almost 200%. This comparison may lead investors to question the premise that developing country investments would result in returns above those that are available in mature markets.

We believe that the premise still holds, and for several reasons is even more compelling at this time. First, expectations are lower. This is being reflected in valuations -- the relationship of security prices to earnings or assets -- which are more attractive. Second, investors are presently extremely skeptical and, for a good contrarian, this presents an opportunity to take the opposite view. Third, the countries we invest in have used the crises to bolster reform support. An example is the reform impetus in Brazil after its devaluation last winter. Finally, as crises have occurred, company leaders have restructured their operations and finances to improve efficiency and reduce their costs. As a result, these companies may emerge from the crises even stronger than before.

We thank you for your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Grace Pineda

Grace Pineda
Senior Vice President and Portfolio Manager

September 29, 1999

                                     2 & 3

                         Merrill Lynch Latin America Fund, Inc., August 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*

                                                                      12 Month           3 Month          Since Inception
As of August 31, 1999                                               Total Return       Total Return        Total Return
==========================================================================================================================
ML Latin America Fund, Inc. Class A Shares                            +34.19%             -5.33%              -32.73%
--------------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares                            +32.77              -5.63               +19.97
--------------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares                            +32.67              -5.63               -36.10
--------------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares                            +33.69              -5.43               +27.65
==========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 9/27/91 for Class B & Class D Shares.


Average Annual Total Return

                                          % Return Without      % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                              -0.28%             -5.51%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99            -5.86              -6.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                              -1.35%             -5.19%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                        -2.48              -2.48
--------------------------------------------------------------------------------
Inception (9/27/91) through 6/30/99             +3.90              +3.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                              -1.31%             -2.27%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99            -6.84              -6.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without      % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                              -0.56%             -5.78%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                        -1.70              -2.75
--------------------------------------------------------------------------------
Inception (9/27/91) through 6/30/99             +4.72              +4.00
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                         Merrill Lynch Latin America Fund, Inc., August 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                                                                                                             Percent
                                     Shares Held/                                                                             of Net
COUNTRY       Industries              Face Amount              Long-Term Investments                   Cost         Value     Assets
====================================================================================================================================
Argentina     Beverages                   195,284   Quilmes Industrial SA (Quinsa) (ADR)*         $  2,156,698  $  1,928,429    0.9%
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising               557,659   Grimoldi SA 'B'                                  3,188,753       741,790    0.4
              ----------------------------------------------------------------------------------------------------------------------
              Real Estate                 197,329   IRSA Inversiones y Representaciones SA 'B'         521,356       572,335    0.3
                                           56,748   IRSA Inversiones y Representaciones SA (GDR)**   1,139,491     1,645,692    0.8
                                                                                                  ------------  ------------  ------
                                                                                                     1,660,847     2,218,027    1.1
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications           22,233   Telefonica de Argentina SA (ADR)*                  681,725       661,432    0.3
                                          525,000   Telefonica de Argentina SA 'B'                   1,497,352     1,554,218    0.8
                                                                                                  ------------  ------------  ------
                                                                                                     2,179,077     2,215,650    1.1
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Argentina         9,185,375     7,103,896    3.5
====================================================================================================================================
Brazil        Banking                  95,899,592   Banco Bradesco SA (Preferred)                      711,586       380,197    0.2
                                        2,980,655   Banco Itau SA (Preferred)                        1,764,001     1,383,820    0.7
                                       14,800,000   Uniao de Bancos Brasileiros SA (Unibanco)
                                                       (Units)(a)                                    1,182,280       501,826    0.2
                                                                                                  ------------  ------------  ------
                                                                                                     3,657,867     2,265,843    1.1
              ----------------------------------------------------------------------------------------------------------------------
              Beverages & Tobacco       8,137,125   Companhia Cervejaria Brahma (Preferred)          5,420,757     4,316,879    2.1
              ----------------------------------------------------------------------------------------------------------------------
              Diversified                 326,867   Souza Cruz SA                                    2,377,110     1,841,505    0.9
              ----------------------------------------------------------------------------------------------------------------------
              Energy Sources              177,312   Companhia Paranaense de Energia--Copel (ADR)*    2,961,939     1,219,020    0.6
                                       19,125,244   Petroleo Brasileiro SA--Petrobras (Preferred)    4,582,102     2,564,000    1.3
                                                                                                  ------------  ------------  ------
                                                                                                     7,544,041     3,783,020    1.9
              ----------------------------------------------------------------------------------------------------------------------
              Foreign Government                    Republic of Brazil:
              Obligations         US$   1,614,000      10.125% due 5/15/2027                         1,398,128     1,143,923    0.6
                                  US$   9,945,925      'C', 6.78% due 4/15/2014 (c)(d)               5,838,069     5,955,123    2.9
                                                                                                  ------------  ------------  ------
                                                                                                     7,236,197     7,099,046    3.5
              ----------------------------------------------------------------------------------------------------------------------
              Forest Products         142,396,720   Votorantim Celulose e Papel SA (Preferred)       4,099,989     4,456,861    2.2
              ----------------------------------------------------------------------------------------------------------------------
              Machinery &               9,058,000   Weg SA (Preferred)                               5,426,464     3,780,073    1.8
              Engineering
              ----------------------------------------------------------------------------------------------------------------------
              Metals & Steel          265,058,200   Companhia Siderurgica de Tubarao (Preferred)     4,141,518     2,350,543    1.2
                                              949   Companhia Siderurgica Nacional                          23            23    0.0
                                  BRL   1,099,391   Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(b)                                         0             0    0.0
                                          350,292   Companhia Vale do Rio Doce 'A' (Preferred)       6,204,870     7,784,267    3.8
                                                                                                  ------------  ------------  ------
                                                                                                    10,346,411    10,134,833    5.0
              ----------------------------------------------------------------------------------------------------------------------
              Retail                      347,851   Companhia Brasileira de Distribuicao Grupo
                                                       Pao de Acucar (ADR)*                          5,194,484     7,174,427    3.5
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications      152,005,637   Embratel Participacoes SA                        2,372,234       831,789    0.4
                                      149,205,637   Tele Celular Sul Participacoes SA                  294,154       147,104    0.1
                                      149,205,637   Tele Centro Oeste Celular Participacoes SA         126,486       139,321    0.1
                                          178,700   Tele Centro Oeste Celular Participacoes
                                                       SA (ADR)*                                       604,435       603,112    0.3
                                      149,205,637   Tele Centro Sul Participacoes SA                 1,767,868       712,171    0.3
                                      149,205,637   Tele Leste Celular Participacoes SA                 91,188        67,714    0.0
                                           15,200   Tele Leste Celular Participacoes SA (ADR)*         421,950       391,400    0.2
                                      149,205,637   Tele Nordeste Celular Participacoes SA             132,369       114,414    0.1
                                           23,800   Tele Nordeste Celular Participacoes SA (ADR)*      421,629       592,025    0.3
                                      149,205,637   Tele Norte Celular Participacoes SA                 73,539        60,710    0.0
                                           33,400   Tele Norte Celular Participacoes SA (ADR)*         620,722       716,012    0.4
                                      314,091,637   Tele Norte Leste Participacoes SA                3,557,202     2,754,241    1.3
                                          463,546   Tele Norte Leste Participacoes SA (ADR)*         6,861,540     7,416,736    3.6
                                      149,205,637   Tele Sudeste Celular Participacoes SA              588,309       362,701    0.2
                                       92,560,000   Telecomunicacoes Brasileiras SA--Telebras        5,109,650     3,813,935    1.9
                                      241,765,637   Telecomunicacoes Brasileiras SA--Telebras           44,136         6,306    0.0
                                           47,995   Telecomunicacoes Brasileiras SA--Telebras
                                                       (ADR)*                                            3,000         2,250    0.0
                                           47,995   Telecomunicacoes Brasileiras SA--Telebras
                                                       (Preferred Block) (ADR)*                      3,790,525     3,560,629    1.7
                                        9,845,775   Telecomunicacoes de Minas Gerais--Telemig          837,551       143,809    0.1
                                          735,140   Telecomunicacoes de Minas Gerais--Telemig 'B'
                                                       (Preferred)                                      51,070        17,257    0.0
                                      149,205,637   Telemig Celular Participacoes SA                   294,154       151,774    0.1
                                            3,200   Telemig Celular Participacoes SA (ADR)*             83,992        96,000    0.1
                                        9,845,775   Telemig Celular SA                                 343,357        46,738    0.0
                                          735,140   Telemig Celular SA 'C' (Preferred)                  38,455         5,867    0.0
                                      149,205,637   Telesp Celular Participacoes SA                  1,176,618       669,363    0.3
                                      152,005,637   Telesp Participacoes SA                          3,997,614     1,624,724    0.8
                                                                                                  ------------  ------------  ------
                                                                                                    33,703,747    25,048,102   12.3
              ----------------------------------------------------------------------------------------------------------------------
              Textiles & Apparel       20,831,686   Companhia de Tecidos Norte de Minas--
                                                       Coteminas (Preferred)                         8,433,359     1,249,792    0.6
                                       21,491,685   Empresa Nasional de Comercio SA                      6,971        17,601    0.0
                                                                                                  ------------  ------------  ------
                                                                                                     8,440,330     1,267,393    0.6
              ----------------------------------------------------------------------------------------------------------------------
              Utilities                 1,122,012   Centrais Eletricas de Santa Catarina SA--
                                                       CELESC 'B' (Preferred)                          591,246       286,795    0.1
                                           39,955   Centrais Eletricas de Santa Catarina SA--
                                                       CELESC (GDR)**                                3,175,623     1,039,437    0.5
                                           27,891   Companhia Energetica de Minas Gerais SA--
                                                       CEMIG (ADR)*                                    510,849       432,453    0.2
                                           72,502   Companhia Energetica de Minas Gerais SA--
                                                       CEMIG (ADR)*                                  1,416,102     1,124,151    0.6
                                      213,720,264   Companhia Energetica de Minas Gerais SA--
                                                       CEMIG (Preferred)                             7,894,751     3,300,010    1.6
                                          163,811   Companhia Paulista de Forca e Luz--CPFL
                                                       (Preferred)                                      14,058         9,143    0.0
                                          289,800   Globex Utilidades SA (Preferred)                 4,975,624     1,284,977    0.6
                                                                                                  ------------  ------------  ------
                                                                                                    18,578,253     7,476,966    3.6
              ----------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                         Merrill Lynch Latin America Fund, Inc., August 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                                                                                                             Percent
                                     Shares Held/                                                                             of Net
COUNTRY       Industries              Face Amount              Long-Term Investments                   Cost         Value     Assets
====================================================================================================================================
Brazil        Utilities--Electric   1,196,500,000   Companhia Energetica do Ceara-Coelce 'A'
(concluded)                                            (Preferred)                                $  4,959,310  $  2,621,439    1.3%
                                           57,400   Espirito Santo Centrais Eletricas SA--Escelsa   10,006,434     2,095,983    1.0
                                                                                                  ------------  ------------  ------
                                                                                                    14,965,744     4,717,422    2.3
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Brazil          126,991,394    83,362,370   40.8
====================================================================================================================================
Chile         Telecommunications          298,615   Compania de Telecomunicaciones de Chile SA
                                                       (ADR)*                                        7,633,546     6,718,837    3.3
              ----------------------------------------------------------------------------------------------------------------------
              Utilities                    75,000   Chilectra SA (ADR)*                              1,263,750     1,471,800    0.7
                                        1,649,656   Empresa Nacional de Electricidad SA (Endesa)     1,264,057       680,583    0.3
                                        1,014,657   Enersis SA                                         467,990       452,919    0.2
                                           25,055   Enersis SA (ADR)*                                  610,035       562,172    0.3
                                                                                                  ------------  ------------  ------
                                                                                                     3,605,832     3,167,474    1.5
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Chile            11,239,378     9,886,311    4.8
====================================================================================================================================
Colombia      Banking                   1,028,297   Banco de Bogota                                  4,753,531     2,541,620    1.2
                                           83,802   Banco Ganadero SA (Preferred) (ADR)*             1,884,467       549,951    0.3
                                                                                                  ------------  ------------  ------
                                                                                                     6,637,998     3,091,571    1.5
              ----------------------------------------------------------------------------------------------------------------------
              Beverages & Tobacco         488,354   Bavaria SA                                       1,797,411     1,472,103    0.7
              ----------------------------------------------------------------------------------------------------------------------
              Financial Services          534,984   Valores Bavaria SA                               1,074,990       344,351    0.2
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising               540,808   Almacenes Exito SA                               4,043,018     1,228,096    0.6
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Colombia         13,553,417     6,136,121    3.0
====================================================================================================================================
Mexico        Banking                      63,000   Grupo Financiero Banamex Accival, SA de CV
                                                       (Banacci) 'L'                                   140,485        94,762    0.1
                                        1,595,873   Grupo Financiero Banamex Accival, SA de CV
                                                       (Banacci) 'O'                                 3,668,848     3,064,403    1.5
                                                                                                  ------------  ------------  ------
                                                                                                     3,809,333     3,159,165    1.6
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                   202,601   Panamerican Beverages, Inc. 'A'
                                                       (US Registered Shares)                        4,354,104     3,811,431    1.9
              ----------------------------------------------------------------------------------------------------------------------
              Beverages & Tobacco         132,646   Fomento Economico Mexicano, SA de CV (ADR)*      2,617,465     4,385,608    2.2
              ----------------------------------------------------------------------------------------------------------------------
              Broadcasting &              274,034   Grupo Televisa, SA (GDR)**                       7,005,598     9,967,987    4.9
              Publishing
              ----------------------------------------------------------------------------------------------------------------------
              Building Materials           48,697   Cemex, SA de CV (ADR)*                             418,044       433,038    0.2
                                          113,337   Cemex, SA de CV 'B'                                599,155       502,968    0.2
                                          483,238   Cemex, SA de CV 'B' (ADR)*                       4,812,883     4,292,023    2.1
                                           33,938   Cemex, SA de CV--CPO                               132,276       149,886    0.1
                                                                                                  ------------  ------------  ------
                                                                                                     5,962,358     5,377,915    2.6
              ----------------------------------------------------------------------------------------------------------------------
              Chemicals                   178,719   Desc SA de CV (ADR)*                             3,807,084     3,496,190    1.7
              ----------------------------------------------------------------------------------------------------------------------
              Diversified                 766,268   Alfa SA 'A'                                      6,379,316     2,901,911    1.4
                                          357,900   Grupo Sanborns SA 'B1'                             665,540       584,155    0.3
                                                                                                  ------------  ------------  ------
                                                                                                     7,044,856     3,486,066    1.7
              ----------------------------------------------------------------------------------------------------------------------
              Foods                     1,092,953   Grupo Industrial Bimbo, SA de CV 'A'             2,373,708     2,301,567    1.1
              ----------------------------------------------------------------------------------------------------------------------
              Foreign Government   US$  2,862,000   United Mexican States, 11.50% due 5/15/2026      3,191,771     3,105,270    1.5
              Obligations
              ----------------------------------------------------------------------------------------------------------------------
              Health & Personal Care      957,412   Kimberly-Clark de Mexico, SA de CV 'A'           2,812,265     3,028,298    1.5
              ----------------------------------------------------------------------------------------------------------------------
              Industrial--                128,500   Tubos de Acero de Mexico SA (ADR)*               1,292,800     1,509,875    0.7
              Manufacturing
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising             2,996,446   Cifra, SA de CV 'C'                              3,717,634     4,577,460    2.2
                                        4,277,200   Grupo Elektra, SA de CV                          2,601,067     1,993,958    1.0
                                                                                                  ------------  ------------  ------
                                                                                                     6,318,701     6,571,418    3.2
              ----------------------------------------------------------------------------------------------------------------------
              Multi-Industry            1,349,308   Grupo Carso, SA de CV 'A1'                       6,372,435     5,232,275    2.6
                                           38,557   Grupo Carso, SA de CV (ADR)*                       369,232       297,645    0.1
                                                                                                  ------------  ------------  ------
                                                                                                     6,741,667     5,529,920    2.7
              ----------------------------------------------------------------------------------------------------------------------
              Music                       643,700   Corporacion Interamericana de
                                                       Entretenimiento SA 'B'                        1,680,948     1,716,716    0.9
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications          172,000   Carso Global Telecom (ADR)*                      1,134,134     1,918,299    0.9
                                          225,773   Telefonos de Mexico SA (ADR)*                   12,844,546    16,791,867    8.2
                                                                                                  ------------  ------------  ------
                                                                                                    13,978,680    18,710,166    9.1
              ----------------------------------------------------------------------------------------------------------------------
              Television                1,432,875   TV Azteca, SA de CV (ADR)*                       7,356,305     7,253,930    3.5
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Mexico           80,347,643    83,411,522   40.8
====================================================================================================================================
Panama        Banking                      70,876   Banco Latinoamericano de Exportaciones, SA 'E'   1,209,098     1,860,495    0.9
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Panama            1,209,098     1,860,495    0.9
====================================================================================================================================
Peru          Financial Services          102,021   Credicorp Limited                                1,571,991     1,052,091    0.5
              ----------------------------------------------------------------------------------------------------------------------
              Food & Household          6,996,882   Alicorp SA                                       5,483,960     1,530,956    0.8
              Products
              ----------------------------------------------------------------------------------------------------------------------
              Metals--Non-Ferrous         176,685   Compania de Minas Buenaventura SA (ADR)*         3,269,570     2,716,532    1.3
                                                1   Minsur SA                                                3             2    0.0
                                                                                                  ------------  ------------  ------
                                                                                                     3,269,573     2,716,534    1.3
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Peru             10,325,524     5,299,581    2.6
====================================================================================================================================


                                     8 & 9

                         Merrill Lynch Latin America Fund, Inc., August 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                                                                                             Percent
                                     Shares Held/                                                                             of Net
COUNTRY       Industries              Face Amount              Long-Term Investments                   Cost         Value     Assets
====================================================================================================================================
Venezuela     Building Materials        1,497,199   Corporacion Venezolana de Cementos I, SACA    $    505,161  $    422,938    0.2%
                                          989,726   Corporacion Venezolana de Cementos II, SACA        361,820       279,584    0.1
                                                                                                  ------------  ------------  ------
                                                                                                       866,981       702,522    0.3
              ----------------------------------------------------------------------------------------------------------------------
              Food & Household         28,061,157   Mavesa SA                                        1,748,791     1,336,246    0.7
              Products
              ----------------------------------------------------------------------------------------------------------------------
              Metal Processing             46,750   International Briquettes Holding, Inc.             610,672        90,578    0.0
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications          101,000   Compania Anonima Nacional Telefonos de
                                                       Venezuela (CANTV) (ADR)*                      2,441,756     2,013,687    1.0
              ----------------------------------------------------------------------------------------------------------------------
              Textiles                    765,505   Sudamtex de Venezuela (ADR)*                    10,150,880       493,904    0.2
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Venezuela        15,819,080     4,636,937    2.2
====================================================================================================================================
              Total Investments                                                                   $268,670,909   201,697,233   98.6
                                                                                                  ============
              Other Assets Less Liabilities                                                                        2,800,215    1.4
                                                                                                                ------------  ------
              Net Assets                                                                                        $204,497,448  100.0%
                                                                                                                ============  ======
====================================================================================================================================
              Net Asset Value: Class A--Based on net assets of $26,634,941 and 2,457,834 shares outstanding     $      10.84
                                                                                                                ============
                               Class B--Based on net assets of $132,739,841 and 12,575,019 shares outstanding   $      10.56
                                                                                                                ============
                               Class C--Based on net assets of $9,573,093 and 906,635 shares outstanding        $      10.56
                                                                                                                ============
                               Class D--Based on net assets of $35,549,573 and 3,294,539 shares outstanding     $      10.79
                                                                                                                ============
====================================================================================================================================

*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
(a) Each unit represents one preferred share of Uniao de Bancos Brasileiros SA (Unibanco) and one preferred 'B' share of Unibanco Holdings SA.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of August 31, 1999, the bonds have not commenced trading and the coupon rate has not been determined.
(c)   Floating rate note.
(d) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

PORTFOLIO INFORMATION

As of August 31, 1999

Ten Largest Holdings                                                 Percent of
(Equity Investments)                                                 Net Assets
Telefonos de Mexico SA (ADR) .......................................     8.2%
Grupo Televisa, SA (GDR) ...........................................     4.9
Companhia Vale do Rio Doce 'A' (Preferred) .........................     3.8
Tele Norte Leste Participacoes SA (ADR) ............................     3.6
TV Azteca, SA de CV (ADR) ..........................................     3.5
Companhia Brasileira de Distribuicao Grupo
   Pao de Acucar (ADR) .............................................     3.5
Compania de Telecomunicaciones de Chile
   SA (ADR) ........................................................     3.3
Grupo Carso, SA de CV 'A1' .........................................     2.6
Cifra, SA de CV 'C' ................................................     2.2
Votorantim Celulose e Papel SA (Preferred) .........................     2.2

Ten Largest Industries                                               Percent of
(Equity Investments)                                                 Net Assets
Telecommunications .................................................    26.8%
Utilities ..........................................................     5.1
Banking ............................................................     5.1
Beverages & Tobacco ................................................     5.0
Metals & Steel .....................................................     5.0
Broadcasting & Publishing ..........................................     4.9
Merchandising ......................................................     4.2
Television .........................................................     3.5
Retail .............................................................     3.5
Building Materials .................................................     2.9

EQUITY PORTFOLIO CHANGES

For the Quarter Ended August 31, 1999

Additions

Corporacion Interamericana de Entretenimiento SA 'B'
Grupo Elektra, SA de CV
Grupo Sanborns SA 'B1'
Telemig Celular SA 'C' (Preferred)
Tubos de Acero de Mexico SA (ADR)

Deletions

Telerj Celular SA 'B' (Preferred)
Uniao de Bancos Brasileiros SA  (Unibanco) (GDR)
YPF Sociedad Anonima (ADR)


                                    10 & 11

Officers and Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Susan B. Baker, Secretary


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #16140 -- 8/99

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